                                                                    EXHIBIT 10.1


                                    FORM OF
                              FORMATION AGREEMENT

     THIS FORMATION AGREEMENT (this "Agreement") is made and entered into as of the _____ day of April, 1997 by and among (i) BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Corporation"), (ii) BROOKDALE HOLDINGS, INC., a Delaware corporation ("Holdings"), (iii) MARK J. SCHULTE ("Schulte"), (iv) THE PRIME GROUP, INC., an Illinois corporation ("PGI"), and (v) PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership ("PGLP").

                                   RECITALS:
                                   --------

     A. The Corporation is a recently organized corporation formed for the purpose of, among other things, acquiring substantially all of the senior and assisted living business and operations of the senior housing division of PGI and its affiliates, including all ownership interests of PGI and PGLP in BLC Property, Inc., a Delaware corporation ("Property"), River Oaks Partners, an Illinois general partnership ("River Oaks"), and The Ponds of Pembroke Limited Partnership, an Illinois limited partnership ("Pembroke") (Property, River Oaks and Pembroke being hereinafter referred to collectively as the "Contributed Entities" and River Oaks and Pembroke being hereinafter referred to together as the "Partnerships") together with all other interests of PGI and PGLP in and to each of the businesses and facilities operated and owned by the Contributed Entities (all of such ownership interests in the Contributed Entities and all of such other assets being together referred to herein as the "Contributed Projects").

     B. Schulte, PGI and PGLP (collectively, the "Transferors") desire to convey all of their respective right, title and interest in and to the Contributed Projects and the operations relating thereto to the Corporation in connection with an initial public offering (the "Offering") of shares of the Corporation's common stock, par value $0.01 per share (the "Common Stock").

     C. Schulte desires to convey certain of his respective right, title and interest in and to The Island on Lake Travis facility in Lago Vista, Texas ("The Island Facility") to the Corporation in connection with the Offering of Common Stock.

     D. The Corporation has agreed with PGI to terminate the right, title and interest in and to The Island Facility, conveyed to it by Schulte, and has agreed to cause Schulte, as a condition of his employment by the Corporation, to pay or reimburse PGI or its affiliate for three percent (3.0%) of any negative cash flow incurred or realized by PGI or any affiliate of PGI by or from the operation of The Island Facility.

     E. PGI has entered into an agreement (the "Kemper Agreement") with KILICO Realty Corporation and Kemper Investors Life Insurance Company (collectively, the "Kemper

Transferors") pursuant to which the Kemper Transferors have agreed to convey certain interests in River Oaks and Pembroke to PGI or its designee or assignee.

     [F. PGI has agreed to contribute to Holdings a 1% interest in each of River Oaks and Pembroke in return for 100% of Holdings stock.]

     G. PGI has agreed to convey and assign to the Corporation PGI's rights to receive certain partnership interests as hereinafter described from the Kemper Transferors, and the Corporation has agreed to assume PGI's obligation to pay the purchase price therefor as set forth in the Kemper Agreement.

     H. PGI has entered into certain real estate purchase agreements with (i) Hawthorn Lakes Associates dated as of September 16, 1996, (ii) Edina Park Plaza Associates Limited Partnership dated as of September 16, 1996 and (iii) Park Place General Partnership and Park Place II, L.L.C. dated as of February 20, 1997 (collectively, such purchase agreements are referred to herein as the "Facility Acquisition Agreements" and the parties thereto other than PGI are referred to herein as the "Facility Transferors") for the purchase of certain senior and assisted living facilities owned by the Facility Transferors.

     I. PGI has agreed to convey and assign to the Corporation or its designee all of PGI's rights under the Facility Acquisition Agreements and the Corporation has agreed to assume PGI's obligations under the Facility Acquisition Agreements.

     J. PGI has entered into certain real estate purchase agreement with (i) certain trusts and the direct and indirect beneficiaries thereof with respect to a development site located in Glen Ellyn, Illinois dated as of February 24, 1997, (ii) AC Properties, L.L.C. dated as of February 14, 1997 and (iii) VG Office Partnership '95, Ltd. dated February 21, 1997, as amended (collectively, such purchase agreements are referred to herein as the "Development Site Acquisition Agreements" and the parties thereto other than PGI are referred to herein as the "Development Site Transferors") for the purchase of certain parcels of real estate owned by the Development Site Transferors.

     K. PGI has agreed to convey and assign to the Corporation or its designee all of PGI's rights under the Development Site Acquisition Agreements and the Corporation has agreed to assume PGI's obligations under the Development Site Acquisition Agreements.

     L. The parties desire to enter into this Agreement to set forth their understanding with respect to the manner in which the Corporation (or its designee) will acquire interests in the Contributed Projects, the operations relating thereto and the rights of PGI in the Kemper Agreement, the Facility Acquisition Agreements and the Development Site Acquisition Agreements in exchange for shares of Common Stock, cash and the assumption of certain liabilities.

                                  AGREEMENT:
                                  ---------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. TRANSFER OF CONTRIBUTED PROJECTS AND CERTAIN OTHER ASSETS. As part of a single plan, on the Closing Date (as hereinafter defined) the Transferors will convey (x) the Contributed Projects together with (y) the rights of Prime in the Kemper Agreement, the Facility Acquisition Agreements and the Development Site Acquisition Agreements, to the Corporation or its designee in connection with the Corporation's initial public offering, in consideration for the issuance by the Corporation of its Common Stock to the Transferors as provided in Section 3, the assumption by the Corporation and Holdings of the liabilities associated with the Contributed Projects referred to in Section 4 and the cash payments referred to in Section 4, all in a transaction designed to meet the requirements of section 351(a) of the Code.

          (a) PGI shall transfer to Holdings a 1% general partnership interest in River Oaks and a 1% general partnership interest in Pembroke.

          (b) PGI shall transfer to the Corporation the following:

               (i)   A 49% general partnership interest in River Oaks.

               (ii)  A 24% general partnership interest in Pembroke.

               (iii) Its rights under the Kemper Agreement, including its rights to purchase the following partnership interests from the Kemper Transferors pursuant to the Kemper Agreement:

                     (A) A 50% general partnership interest in River Oaks.

                     (B) A 25% limited partnership interest and a 50% general partnership interest in Pembroke.

               (iv) All of its rights and interests in the Facility Acquisition Agreements and the Development Site Acquisition Agreements.

               (v) All of its interests in all other assets and properties of the senior housing division of PGI and its affiliates, as more fully described in Exhibit A hereto.

               (vi)  All of its stock in Holdings.

          (c) Schulte shall transfer to the Corporation all of the remaining right, title and interest in and to the Contributed Entities, the Contributed Projects and the senior and assisted living business and operations of the senior housing division of PGI and its affiliates held by Schulte pursuant to that certain Employment and Equity Participation Agreement, dated

___________, 1997 (the "Employment and Equity Participation Agreement"), between Schulte and PGI (which agreement supersedes that certain Compensation Agreement dated September 13, 1995 between Schulte and PGI).

          (d) In conjunction with the transfers described in clauses (a), (b) and (c) of this Section 1,

               (i) Schulte shall transfer to the Corporation all of the remaining right, title and interest to The Island Facility pursuant to the Employment and Equity Participation Agreement; and

               (ii) The Corporation hereby terminates and waives any and all right, title and interest to The Island Facility received pursuant to clause (i) of this Section 1(d), and all agreements and arrangements representing such interest shall have no further force or effect.

     2. CERTAIN DISTRIBUTIONS. On or prior to the Closing Date, the Transferors shall have the right to receive distributions from the Partnerships, net of all advances to PGI by the Partnerships, provided, that at the time of the Closing (as defined below), the Partnerships shall have unrestricted cash in the aggregate amount of not less than $800,000 after giving effect to such distributions. Within forty-five (45) days following the Closing Date, the Corporation shall deliver to the Transferors an accounting prepared by its independent accountants showing the actual computation of unrestricted cash of the Corporation as of the Closing Date following the distribution described in the first sentence of this Section 2, and, within ten days of receipt of such accounting, either (a) the Transferor shall pay to the Corporation a sum equal to the amount, if any, by which $800,000 exceeds the amount of unrestricted cash shown on such accounting or (b) the Corporation shall pay, or cause one or more of River Oaks or Pembroke to pay, to the Transferors an aggregate sum equal to the amount, if any, by which the amount of unrestricted cash shown on such accounting exceeds $800,000. In addition to any distributions made to PGI pursuant to the first sentence of this Section 2, the Earnest Money (as defined in the Kemper Agreement) under the Kemper Agreement shall be returned to PGI (or, if the Earnest Money is credited against the purchase price payable to the Kemper Transferors, the Corporation shall reimburse PGI for such purchase money) and PGI shall be entitled to reimbursement from the Corporation of all sums delivered by PGI to the Facility Transferors under Facility Acquisition Agreements and the Development Site Acquisition Agreements as a deposit, prepayment or earnest money.

     3. ISSUANCE OF COMMON STOCK. In consideration of the transfer of the assets provided for in Section 1, on the Closing Date, the Corporation shall issue an aggregate of 2,078,000 shares of its Common Stock to PGI and PGLP [(100,000 shares of which PGI has agreed to transfer and assign to Darryl W. Copeland, Jr. pursuant to the terms, and subject to the conditions, of that certain Employment Agreement dated as of the date hereof by and among the Corporation, Darryl W. Copeland, Jr. and PGI)], and 322,000 shares of its Common Stock to Schulte. All such shares of Common Stock shall be fully paid and nonassessable.

     4.  ASSUMPTION OF LIABILITIES; CERTAIN PAYMENTS.

          (a) As partial consideration for the transfer of the assets by the Transferors to the Corporation as provided for in Section 1, on the Closing Date the Corporation and Holdings will enter into an Assignment and Assumption Agreement substantially in the form of Exhibit A pursuant to which the Corporation shall assume all of the outstanding liabilities of each Transferor with respect to the assets being transferred (including the assets and operations of River Oaks and Pembroke and the operations of the senior housing division of PGI) and pursuant to which Holdings will assume certain liabilities relating to the Partnerships, whether or not reflected on the books and records of the Transferors or the entity whose ownership is being transferred, and whether known or unknown, accrued or unaccrued, absolute, contingent or otherwise.

          (b) In addition, on the Closing Date, the Corporation will make cash payments as described in Schedule 1 to this Agreement which payments shall be in complete satisfaction of the recipients' obligations hereunder in respect of the Transferors' right, title and interest in the Contributed Projects and each of the Partnerships, including reimbursement to PGI of all costs and expenses incurred by PGI in connection with the Offering and the transactions contemplated thereby.

          (c) On or prior to the Closing Date, the Corporation will pay directly, or will reimburse PGI for the payment of, all expenses incurred in connection with the Offering and the transactions contemplated thereby.

     5. CLOSING DATE. The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the day (the "Closing Date") immediately following the day that all of the conditions precedent of the Transferors and the Corporation under this Agreement have been met or waived by the party entitled to the benefit thereof, but in any event no later than the date of closing of the Offering.

     6.  REPRESENTATIONS AND WARRANTIES.

          (a) Each of PGI and PGLP hereby represents and warrants to the Corporation and Holdings as follows:

              (i) It is a corporation or limited partnership duly organized and validly existing under the laws of its jurisdiction of organization.

              (ii) It has the full corporate or partnership power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

              (iii) This Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

          (iv) It owns the partnership interests and other assets to be transferred by it to the Corporation pursuant to the terms of this Agreement free and clear of all liens and encumbrances, other than restrictions contained in the partnership agreement with respect to a particular Partnership.

          (v)   Each of the Partnerships is duly organized and validly existing.

          (vi) The Contributed Projects have been operated in the ordinary course since December 31, 1996.

     (b) Schulte hereby represents and warrants to the Corporation and Holdings as follows:

          (i) This Agreement constitutes his valid and legally binding obligation, enforceable against him in accordance with its terms.

          (ii) He owns the interests to be transferred by him to the Corporation pursuant to the terms of this Agreement free and clear of all liens and encumbrances.

     (c) Except as specifically warranted in Sections 6(a) and 6(b), the Transferors make no representations and warranties to the Corporation or Holdings whatsoever regarding the Contributed Projects, the assets or properties to be acquired under the Facility Acquisition Agreements and the Development Site Acquisition Agreements, or the assets of the Contributed Entities, including, but not limited to, the warranty of merchantability or fitness for a particular use, which is specifically disclaimed. The Corporation acknowledges that all of the assets to be conveyed by the Transferors to the Corporation (and all of the assets of the Contributed Entities) will be conveyed "as is, where is." Transferors make no representation or warranty with respect to any asset which is the subject of any of the Facility Acquisition Agreements or the Development Site Acquisition Agreements.

     (d) Each of the Corporation and Holdings hereby represents, warrants and covenants with and to the Transferors as follows:

          (i) It is a corporation duly organized and validly existing under the laws of the State of Delaware.

          (ii) It has the full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

          (iii) This Agreement constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms.

     (e) The Corporation hereby represents, warrants and covenants with and to the Transferors as follows:

          (i) The Common Stock to be issued by the Corporation to the Transferors pursuant to the terms of this Agreement will be duly authorized, fully paid and nonassessable.

          (ii) The Corporation will not take any action which would cause the transfers provided for in Section 1 not to qualify for tax-free treatment under section 351 of the Code.

          (iii) On the Closing Date, the Corporation will hire all of the employees of the Transferors associated with the Contributed Projects and will assume all liabilities and obligations to or with respect to such employees, including any accrued but unpaid benefits, bonuses and vacation pay.

     (f) All of the representations and warranties provided for in this Section 6 shall survive the Closing Date and the delivery of the closing documents on the Closing Date.

  7. CONDITIONS PRECEDENT.

     (a) The obligation of the Transferors to consummate the transactions contemplated hereby is subject to the satisfaction of the following conditions (any of which may be waived by the Transferors in writing):

          (i) All the terms, covenants and conditions of this Agreement to be complied with and performed by the Corporation and Holdings on or before the Closing Date shall have been fully complied with and performed in all respects.

          (ii) All the representations and warranties made by the Corporation and Holdings herein shall be true and correct in all material respects on and as of the Closing Date.

          (iii) All consents required for the valid and effective transfer of the assets to be transferred in accordance with Section 1 shall have been obtained and the consent to the assumption by the Corporation of the debts to be assumed by the Corporation and Holdings pursuant to Section 4 shall have been obtained, except for any approvals and consents described in Schedule 2 to this Agreement.

          (iv) There shall be no pending or threatened litigation against any of the parties hereto concerning or relating to the transactions contemplated hereby.

          (v) The approval of all administrative agencies, if any, whose approval of the transactions contemplated hereby is necessary or desirable shall have been obtained.

          (vi) Each of the transactions contemplated by the Kemper Agreement shall close at or prior to the time of Closing of the transactions contemplated hereby.

          (vii) PGI and the Corporation shall have entered into a Space Sharing Agreement substantially in the form of Exhibit B attached hereto and made a part hereof.

          (viii) The Corporation, PGI and PGLP shall have entered into a Registration Rights Agreement substantially in the form of Exhibit C attached hereto and made a part hereof.

          (ix) The Corporation, PGLP, Michael W. Reschke and PGI shall have entered into a Non-Compete Agreement substantially in the form of Exhibit D attached hereto and made a part hereof.

          (x) PGI, PGLP and the Corporation shall have entered into a Voting Agreement substantially in the form of Exhibit E attached hereto and made a part hereof.

          (xi) The Corporation and The Island on Lake Travis, Ltd., an affiliate of PGI, shall have entered into a Management Agreement substantially in the form of Exhibit F attached hereto and made a part hereof.

          (xii)  PGI and Schulte shall have entered into an Indemnity
Agreement substantially in the form of Exhibit G attached hereto and made a part hereof.

     (b) The obligations of the Corporation and Holdings to consummate the transactions contemplated hereby are subject to the satisfaction of the following conditions (any of which may be waived by the Corporation and Holdings in writing):

          (i) All the terms, covenants and conditions of this Agreement to be complied with and performed by the Transferors on or before the Closing Date shall have been fully complied with and performed in all respects.

          (ii) All the representations and warranties made by the Transferors herein shall be true and correct in all material respects on and as of the Closing Date.

          (iii) All required consents necessary for the valid and effective transfer of the assets to be transferred to the Corporation in accordance with the provisions of

Section 1 shall have been obtained, except for any approvals and consents described in Schedule 2 to this Agreement.

          (iv) The Corporation shall have obtained title insurance (or endorsed commitment) insuring that all real property owned by the Contributed Entities, are vested in the respective entities free and clear of all mortgages, liens and encumbrances except those reasonably acceptable to the Corporation.

          (v) The conditions referred to in Sections 7(a)(iv) through 7(a)(xii) shall have been complied with or otherwise satisfied.

     8.   INDEMNIFICATION

          (a) Each Transferor hereby agrees to indemnify the Corporation and Holdings for, and to hold the Corporation and Holdings harmless from, the following:

                 (i) Any and all liabilities, damages, losses, costs or deficiencies resulting from any misrepresentation, breach of any warranty or nonfulfillment of any agreement or covenant on the part of that Transferor, whether contained in this Agreement or in any document furnished in connection with the transactions contemplated hereby; and

                 (ii) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to the foregoing, including reasonable attorney's fees.

          (b) Each of the Corporation and Holdings hereby agrees to indemnify each Transferor for, and to hold each Transferor harmless from, the following:

                 (i) Any and all indebtedness, lease, contract or other liabilities and obligations assumed by the Corporation and Holdings in accordance with the terms hereof;

                 (ii) Any and all liabilities, losses, costs, damages or deficiencies resulting from any misrepresentations, breach of any warranty or nonfulfillment of any agreement or covenant on the part of the Corporation or Holdings, whether contained in this Agreement or in any document furnished in connection with the transactions contemplated hereby;

                 (iii) Any and all liabilities, damages, losses, costs or deficiencies resulting from any act or circumstance relating to any of the assets transferred (including the assets and operations of the Contributed Entities and operations of PGI's senior housing division) whenever occurring;

                 (iv) Any loss, claim, damage, or liability, including any loss, claim, damage, or liability under the Securities Act of 1933, as amended, or any applicable state securities laws, arising out of, or attributable to the Offering, except for losses, claims, damages or liabilities arising from the inaccuracy of information supplied in writing by PGI for inclusion in the prospectus relating to the Offering; and

          (v) Any and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses incident to any of the foregoing, including reasonable attorneys' fees.

     (c)  Any party seeking indemnification ("Indemnitee") pursuant to this
Section 8 shall promptly (within 20 days of service to the Indemnitee if a third party has commenced actual litigation against the Indemnitee) give written notice to the party from which indemnification is sought ("Indemnitor") after the Indemnitee has knowledge of any claim against the Indemnitor as to which recovery may be sought against the Indemnitee pursuant to this Section 8, or of the commencement of any legal proceedings against the Indemnitee as to such claim after the Indemnitee has knowledge of such proceedings, whichever shall first occur, and shall permit the Indemnitor to assume the defense of any such claim or any litigation resulting from such claim. Such notice shall specify in reasonable detail the facts known to the Indemnitee giving rise to such indemnification rights and, if possible, an estimate of the amount of liability which could result therefrom. The right of the Indemnitee to indemnification hereunder shall be deemed agreed to unless, within ten days after the receipt of such notice, the Indemnitee is notified in writing by the Indemnitor that it disputes the right to indemnification as set forth in such notice. Failure by the Indemnitor to notify the Indemnitee of the Indemnitor's election to defend such action within ten days after notice thereof shall have been given to the Indemnitor, or failure to deliver notification to the Indemnitee by the Indemnitor that the Indemnitee's right to indemnification is being disputed, shall be deemed an acknowledgment by Indemnitor that Indemnitee is entitled to indemnification hereunder and shall be deemed to be an election by Indemnitor to defend such action. The Indemnitor shall not, in the defense of such claim or any litigation resulting therefrom, consent to entry of any judgment (except with the consent of the Indemnitee) or enter into any settlement (except with the consent of the Indemnitee) which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a full, absolute and unconditional release from all liability in respect of such claim or litigation.

     (d) If the Indemnitor shall not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against such claim or litigation in such manner as it may deem appropriate. The Indemnitee may settle such claim or litigation on such terms as it may deem appropriate and the Indemnitor shall promptly reimburse the Indemnitee for the amount of such settlement, and all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against, or settlement of, such claim or litigation. If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered with respect to such claim or in such litigation, and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense against such claim or litigation. Notwithstanding the foregoing, if the Indemnitor has disputed the Indemnitee's right to indemnification in accordance with the provisions of
Section 8(c), the

Indemnitor shall not be obligated to pay the Indemnitee the amount provided for in this Section 8(d) until such dispute has been resolved and it has been determined that the Indemnitor is required to make such indemnification payment.

          (e) The right of any party to seek indemnification hereunder shall expire as to any claim not made on or prior to the first anniversary of the Closing whether or not the basis for any such claim was known on such date.

     9.   MISCELLANEOUS.

          (a) Each of the parties hereto hereby covenants and agrees that subsequent to the Closing Date they will, at any time, and from time to time, upon the request and at the expense of the Corporation, do, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be required to fully effectuate the transactions contemplated by this Agreement. Each of the Transferors and Schulte hereby constitutes and appoints the Corporation as its true and lawful attorney-in-fact, with full power of substitution, to collect for the account of the Corporation or Holdings, as applicable, any receivables and other items conveyed to the Corporation or Holdings, as applicable, pursuant to the provisions of
Section 1, to endorse in the name of the Transferor, the Corporation or Holdings, or any of them, any check received on account of any receivable, claim or other item, to institute and prosecute in the name of a Transferor or otherwise, any and all proceedings which the Corporation or Holdings may deem proper in order to collect, assert or enforce any claim, right or title of any kind in and to any of such transferred assets.

          (b) All notices, requests, demands or other communications required or permitted under this Agreement shall be in writing and be personally delivered against a written receipt, delivered to a reputable messenger service (such as FedEx, DHL Courier, United Parcel Service, etc.) for overnight delivery, transmitted by confirmed telephonic facsimile (fax) or transmitted by mail, registered, express or certified, return receipt requested, postage prepaid, addressed as follows:

     If to the Corporation or Holdings:

          Brookdale Living Communities, Inc.
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attn: President
          Fax: (312) 917-0460

     With a copy to:

          Winston & Strawn

          35 West Wacker Drive
          Chicago, Illinois 60601
          Attn: Wayne D. Boberg
          Fax: (312) 558-5700

     If to Schulte:

          Mark J. Schulte
          301 Homewood Lane
          Barrington, Illinois 60010
          Fax:
               -------------------

     If to PGI or PGLP:

          c/o The Prime Group, Inc.
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attn:  Michael W. Reschke
          Fax: (312) 917-1511

     With a copy to:

          The Prime Group, Inc.
          77 West Wacker Drive
          Suite 3900
          Chicago, Illinois 60601
          Attn: Robert J. Rudnik
          Fax: (312) 917-1684


All notices, demands and requests shall be effective upon being properly personally delivered, upon being delivered to a reputable messenger service, upon transmission of a confirmed fax, or upon being deposited in the United States mail in the manner provided in this Section 9. However, the time period in which a response to any such notice, demand or request must be given shall commence to run from the date of personal delivery, the date of delivery by a reputable messenger service, the date on the confirmation of a fax, or the date on the return receipt, as applicable. If any party refuses delivery, the notice, demand or request shall be deemed received (i) one business day after personal delivery of the notice, demand or request was attempted or the notice, demand or request was delivered to a reputable messenger service or was transmitted by fax or (ii) three business days after the notice, demand or request was deposited in the United States mail.

          (c) This Agreement may be modified or amended from time to time only by a written instrument executed by all of the parties hereto.

          (d) Captions contained in this Agreement are inserted only as a matter of convenience and reference, and in no way define, limit, extend or describe the scope of this Agreement, or the intent of any provision hereof. All references to Sections herein shall refer to Sections of this Agreement unless the context clearly requires otherwise.

          (e) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          (f) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Illinois without regard to its conflicts of laws rules.

          (g) This Agreement represents the entire agreement of the parties hereto with respect to the subject matter hereof.

          (h) This Agreement may be executed in counterparts which, taken together, shall constitute one and the same instrument.

                           [signature page follows]

          IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

                               CORPORATION AND HOLDINGS:

                               BROOKDALE LIVING COMMUNITIES, INC.


                               By:
                                  ----------------------------------------------

                               Name:
                                    --------------------------------------------

                               Title:
                                     -------------------------------------------


                               BROOKDALE HOLDINGS, INC.


                               By:
                                  ----------------------------------------------

                               Name:
                                    --------------------------------------------

                               Title:
                                     -------------------------------------------


                               TRANSFERORS:


                               -------------------------------------------------
                               MARK J. SCHULTE


                               THE PRIME GROUP, INC.


                               By:
                                  ----------------------------------------------

                               Name:
                                    --------------------------------------------

                               Title:
                                     -------------------------------------------


                               PRIME GROUP LIMITED PARTNERSHIP


                               By:
                                  ----------------------------------------------
                                  Michael W. Reschke
                                  Managing General Partner

                                  SCHEDULE 1
                                      TO
                             FORMATION AGREEMENT

                               CERTAIN PAYMENTS


Amount      Payee's Wire Instructions
------      -------------------------

[$     ]    [PGI wire information]



[$     ]    [KILICO/Kemper wire information]

                                  SCHEDULE 2
                                      TO
                              FORMATION AGREEMENT

                             POST-CLOSING CONSENTS



                               [to be supplied]

                                   EXHIBIT A
                                      TO
                              FORMATION AGREEMENT

                  FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

                      ASSIGNMENT AND ASSUMPTION AGREEMENT
                      FOR TRANSFER OF CONTRIBUTED ASSETS
                      -----------------------------------


          FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, MARK J. SCHULTE, THE PRIME GROUP, INC., an Illinois corporation, and PRIME GROUP LIMITED PARTNERSHIP, an Illinois limited partnership (collectively, "Assignors") do hereby assign, transfer and convey to BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Corporation"), and BROOKDALE HOLDINGS, INC., a Delaware corporation ("Holdings" and, together with the Corporation, "Assignees"), the assets (collectively, the "Contributed Assets") described on Schedule A attached hereto and made a part hereof, together with any and all right, title and interest in any property, both real and personal, to which the Contributed Assets relate and any other rights, privileges and benefits appertaining thereto.

          Assignees hereby (i) accept the assignment and transfer of the Contributed Assets and expressly assume (but in the case of Holdings, only with respect to the Contributed Assets consisting of the interests in the Partnerships (as hereinafter defined) assigned, transferred and conveyed to Holdings by Assignors) any and all duties, obligations and liabilities, whether arising prior to or after the date hereof, with respect to the Contributed Assets and the properties and assets owned by the Partnerships as further described on Schedule A (collectively the "Assumed Obligations") and (ii) agree to indemnify and hold harmless Assignors, and Assignors' respective partners, directors, officers, employees and agents, and its and their respective heirs, legal representatives, successors and assigns, from and against any liability, demand, claim or action in relation to any and all duties, obligations and liabilities so assumed (it being understood by the parties hereto that Holdings' assumption of duties, obligations and liabilities is limited as set forth in clause (i) of this sentence).

          Assignors hereby certify that they have full power to make this Assignment, that this Assignment is being made in compliance with applicable law and agreements and that the Contributed Assets have not otherwise been conveyed, sold, transferred, encumbered, pledged, hypothecated or assigned. Except as expressly set forth herein, and except for warranties made by Assignors in that certain Formation Agreement dated as of the date hereof (the "Formation Agreement"), among Assignors and Assignees, this Assignment is made without representation or warranty. All capitalized terms used in this Assignment and any Exhibit or Schedule hereto without definition have the meanings assigned to them in the Formation Agreement.

          IN WITNESS WHEREOF, Assignors and Assignees have executed this Assignment as of the _____ day of ____________, 1997.

                                  ASSIGNORS:

                                  -------------------------------------------
                                  MARK J. SCHULTE

                                  THE PRIME GROUP, INC., an Illinois corporation


                                  By:
                                     ----------------------------------------

                                  Name:
                                       --------------------------------------

                                  Its:
                                      ---------------------------------------

                                  PRIME GROUP LIMITED PARTNERSHIP, an
                                  Illinois limited partnership

                                  By:
                                     ----------------------------------------
                                                  Michael W. Reschke,
                                                  Managing General Partner


                                  ASSIGNEES:

                                  BROOKDALE LIVING COMMUNITIES, INC.,
                                  a Delaware corporation

                                        By:
                                           ----------------------------------

                                        Name:
                                             --------------------------------

                                        Its:
                                            ---------------------------------

                                  BROOKDALE HOLDINGS, INC., a Delaware
                                  corporation

                                        By:
                                           ----------------------------------

                                        Name:
                                             --------------------------------

                                        Its:
                                            ---------------------------------

                                  SCHEDULE A
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT


I.   ASSUMED OBLIGATIONS

     A.   Kemper Agreement

          The obligation to pay the purchase price under the Kemper Agreement.

     B. Facility Acquisition Agreements and Development Site Acquisition Agreements

          All obligations of Assignors under the Facility Acquisition Agreements and the Development Site Acquisition Agreements.

     C.   Current Liabilities

          [to be supplied by PGI]


II.  CONTRIBUTED ASSETS

     All business assets of the Assignors which are used in connection with (i) the ownership, operation and management of the Contributed Projects owned, operated or managed prior to the dated hereof and (ii) the senior and assisted living business of PGI's senior housing division (the "Assigned Business"), including, without limitation, the following:


     A.   Partnership Interests

          The interests in each of the Partnerships as specified in Section 1 of the Formation Agreement.

     B.   Stock

          All of the outstanding capital stock of each of (i) BLC Property, Inc., a Delaware corporation, and (ii) [__________________________], a
          [Delaware] corporation.

     C.   Kemper Agreement

          All of the rights of PGI under the Kemper Agreement, including the rights of PGI to purchase certain interests in River Oaks and Pembroke under the Kemper Agreement, as specified in Section 1 of the Formation Agreement.

     D.   Facility Acquisition Agreements and the Development Site Acquisition
          --------------------------------------------------------------------
          Agreements
          ----------

          All of the rights of PGI under the Facility Acquisition Agreements and the Development Site Acquisition Agreements, including the rights of PGI to purchase certain assets under the Facility Acquisition Agreements and the Development Site Acquisition Agreements.

     E.   Machinery and Equipment
          -----------------------

          All machinery, equipment, office equipment, computers, supplies, tools and other personal property, if any, owned or leased by Assignors and used or held exclusively for use in connection with the Assigned Business including, without limitation, all such items which are located at the Assignors' offices at 77 West Wacker Drive, Suite 3900, Chicago, Illinois, 60601, and the items listed on Schedule 1 attached hereto;

     F.   Furniture and Fixtures
          ----------------------

          The furniture and fixtures, if any, owned by Assignors and used or held for use exclusively in connection with the Assigned Business including, without limitation, all such items which are located at the Assignors' offices at 77 West Wacker Drive, Suite 3900, Chicago, Illinois, 60601, and the items listed on Schedule 1 attached hereto;

     G.   Contract Rights
          ---------------

          All of Assignors' right, title and interest, if any, in and to all contracts, agreements, commitments and leases, whether oral or written, exclusively related to the Assigned Business, including without limitation, office facilities, machinery, equipment, furniture and fixtures, and all licenses (to the extent each is assignable) including, without limitation, any items listed on Schedule 1 attached hereto;

     H.   Business Records
          ----------------

          All business records necessary for the operation of the Assigned Business, wherever located, including, without limitation, all rent rolls, customer lists, sales records, customer files, account histories, sales literature, promotion materials, personnel records, operating papers, contracts, proprietary software, computer programs, software products, data bases and data processing media and research and development records, unless any of the foregoing shall be prohibited by the terms of applicable vender licenses;

     I.   Trade Names and Intangibles
          ---------------------------

          Those patents, service marks, copyrights, trademarks and trade names, and applications therefor, if any, listed on Schedule 2 attached hereto, and the goodwill associated therewith relating to the Assigned Business;

     J.   Prepaids
          --------

          All of Assignors' prepaid expenses and deposits (if any);

     K.   Permits
          -------

          To the extent transferable or assignable to Assignees by operation of law or with the consent or approval of, or notice to, or filing with, the appropriate governmental agency or entity, all approvals, authorizations, consents, licenses and other permits, if any, of or from governmental agencies or entities required for the operation of the Assigned Business and held for use by Assignors exclusively in connection with the Assigned Business;

     L.   Receivables
          -----------

          All of Assignors' accounts receivable and notes receivable (if any) exclusively relating to the Assigned Business;

     M.   Other Assets
          ------------

          Except as specifically excluded on Schedule 3 attached hereto, all of Assignors' other assets, properties, rights and claims, if any, which are exclusively used or held for use or sale in connection with, or appertain to, the Assigned Business, of every kind and description, wherever located, tangible or intangible, vested or unvested, contingent or otherwise, whether or not specifically enumerated or identified herein and whether or not carried or reflected on the books of Assignors including, without limitation, all such items which are located at the Assignors' offices at 77 West Wacker Drive, Suite 3900, Chicago, Illinois 60601.

     N.   Excluded Assets
          ---------------

          Notwithstanding any provision of this Assignment and Assumption Agreement for Transfer of Contributed Assets to the contrary, the Contributed Assets and Obligations shall not include and Assignors shall not assign, but shall retain, the assets listed on Schedule 3 attached hereto; if any.

                                  SCHEDULE 1
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                             FIXED ASSET SCHEDULE
                             --------------------



                            [to be supplied by PGI]

                                  SCHEDULE 2
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                          TRADE NAMES AND INTANGIBLES
                          ---------------------------



                            [to be supplied by PGI]

                                  SCHEDULE 3
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                                EXCLUDED ASSETS
                                ---------------



                            [to be supplied by PGI]

                                   EXHIBIT B
                                      TO
                              FORMATION AGREEMENT

                        FORM OF SPACE SHARING AGREEMENT

                                   EXHIBIT C
                                      TO
                              FORMATION AGREEMENT

                     FORM OF REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT D
                                      TO
                              FORMATION AGREEMENT

                         FORM OF NON-COMPETE AGREEMENT

                                   EXHIBIT E
                                      TO
                              FORMATION AGREEMENT

                           FORM OF VOTING AGREEMENT

                                   EXHIBIT F
                                      TO
                              FORMATION AGREEMENT

                         FORM OF MANAGEMENT AGREEMENT

                                   EXHIBIT G
                                      TO
                              FORMATION AGREEMENT

                          FORM OF INDEMNITY AGREEMENT